COMMITTED TO RARE DISEASES October 2018 Exhibit 99.1

FORWARD-LOOKING STATEMENTS This presentation and the oral commentary contain “forward-looking” statements that involve substantial risks and uncertainties. All statements other than statements of historical facts, including statements regarding our future financial condition, timing for and outcomes of clinical results, business strategy and plans and objectives for future operations, are forward looking statements.  These forward-looking statements include terminology such as “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,” “contemplate,” “intend,” “target,” “project,” “should,” “plan,” “expect,” “predict,” “could,” “potentially” or the negative of these terms.  Forward looking statements are our current statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, whether the FDA minutes confirm the understanding that existing data will support an NDA filing for lonafarnib in Progeria and the timing of the NDA filing; our ability to meet the quality and documentation requirements for potential approval of an NDA; our ongoing and planned clinical development, including whether the D-LIVR study will be supported by the FDA as a single, pivotal study to support registration; results of the Phase 3 D-LIVR study; the timing of and our ability to initiate or enroll clinical trials, including whether our D-LIVR study can be advanced by the end of this year; whether Phase 2 results in any of our clinical trial candidates to date will be indicative of larger, controlled Phase 3 clinical trial results; whether PREVENT Phase 2 study results will support further development of avexitide; our ability to make timely regulatory filings and obtain and maintain regulatory approvals for lonafarnib as a single agent or in combination, ubenimex, PEG IFN lambda, avexitide and our other product candidates; our intellectual property position; and the potential safety, efficacy, reimbursement, convenience clinical and pharmaco-economic benefits of our product candidates as well as the commercial opportunities, including potential market sizes and segments; our ability to finance the continued advancement of our development pipeline products, including our results of operations, cash available, financial condition, liquidity, prospects, growth and strategies; and the potential for success of any of our product candidates. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including the risks described in the “Risk Factors” section in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and subsequent filings with the Securities and Exchange Commission (SEC). Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation concerns products that have not yet been approved for marketing by the FDA.  No representation is made as to their safety or effectiveness for the purposes for which they are being investigated. © 2017 Eiger BioPharmaceuticals, Inc., all rights reserved. All trademarks belong to their respective owners. 2

LATE–STAGE PIPELINE TARGETING RARE DISEASES EIGER is a late stage biopharmaceutical company focused on the development and commercialization of targeted therapies for multiple rare diseases. ALL on-going programs have reported critical Phase 2b positive results using well-characterized drugs in targeted rare diseases. LONAFARNIB is our lead compound advancing into: Phase 3 in a single, pivotal trial to treat hepatitis delta virus (HDV) infection by end of 2018 NDA for the treatment of Hutchinson-Gilford Progeria Syndrome (HGPS or Progeria) in 2019

Portfolio of Clinical Programs Targeting Diverse Rare Indications Multiple Programs Positioned for Success HEPATITIS DELTA VIRUS POST-BARIATRIC HYPOGLYCEMIA PROGERIA

Faculty Inventors / Advisors NOVEL TARGETS VALIDATED MATCHING DRUGS IDENTIFIED Jeffrey Glenn, MD, PhD Partners / Licensors Tracey McLaughlin, MD, MPh * volunteer Leslie Gordon, MD, PhD* Stanford MEDICINE

4Q 2018 MILESTONES Q4 2018 HDV Lonafarnib HDV PEG IFN Lambda Progeria Lonafarnib PBH Avexitide Planned Analyst Day December 11th Phase 2 Data Expanded Access Program IND NDA Preparation LIMT Study Lambda Mono EOT Data LIFT Study Lambda Combo Enrolling Phase 3 Initiating Achieved Rare Pediatric Disease Designation

HEPATITIS DELTA VIRUS (HDV) OVERVIEW HDV is the most severe form of human viral hepatitis HDV is always a co-infection with HBV HDV requires HBsAg to complete virion assembly HBsAg acquired through protein prenylation 4-6% of HBV infected patients co-infected with HDV HDV causes more rapid disease progression Compared to HBV mono-infection No FDA approved Rx 15-20 M HDV infected patients worldwide > 100K patients in US; > 200K patients in EU large delta antigen small delta antigen HDV HBsAg HBV HDV genome HDV consists of a single stranded, circular RNA virus, with an envelope made up of HBsAg. Poster, DDW 2017, Abstract #Sa1486, Hughes et al, Lancet, 2011, Vol 378, 73.

HDV: MOST RAPID PROGRESSION OF VIRAL HEPATITIS 50% of HDV-Infected Patients are Cirrhotic at Diagnosis Progression to Cirrhosis HCV 10-20% within 20 Years HBV 20% within 5 Years HDV 70% within 5-10 Years Transplant Westbrook et al, J Hepatology 2014 Fattovich et al, Seminars in Liver Diseases 2003 Nourredin et al, Curr. Gasterol. Rep 2013

AT DIAGNOSIS, >50% OF HDV PATIENTS ARE CIRRHOTIC Risk of Hepatocellular Carcinoma, Decompensation, Mortality Increase Fattovich et al, J Infect Dis, 1987; Fattovich et al, Gut, 2000. Serrano et al, EASL 2011 Survival Evolution from Chronic Active Hepatitis to Cirrhosis Cumulative Survival Progression to Cirrhosis (%) HBV + HDV HBV P = 0.001 HBV + HDV HBV P = 0.0002 Follow-up Years Time to Event (Years)

PEG IFN-ALFA REDUCED HDV RNA IN PATIENTS Mean Change in Log HDV-RNA Week HIDIT – 2 Study HIDIT -2: PEG IFNa 180 mcg QW + tenofovir (N=91) Not Approved for HDV 2014 Wobse et al, Hepatology 2014 Wedemeyer et al, Hepatology 2014

REDUCING HDV-RNA WITH IFNa IMPROVED SURVIVAL Improved Clinical Benefit without Clearance of HDV-RNA Survival Interferon-a for 48 weeks with 15 year Follow Up Farci et al, Gastroenterology 2004: Long-Term Benefit of Interferon-α Therapy of Chronic HDV: Regression of Advanced Hepatic Fibrosis Years after Termination of Therapy Proportion of Patients Surviving Change in HDV-RNA Log Change in Serum HDV-RNA n=36 P = 0.009

HBV Rx APPROVALS AND REGISTRATION ENDPOINTS

Viral Load Reduction, Biochemical Response, Histologic Improvement

Brand (generic)	Approved	Primary Endpoint(s)	Secondary Endpoints(s)
Intron A® (interferon alfa-2b)	1991	• HBeAg + HBV DNA	• HBsAg + ALT + Histology
Epivir HBV® (lamivudine)	1998	• Histology* • HBeAg + HBV DNA	• ALT
Hepsera® (adefovir dipivoxil)	2002	• Histology*	• HBV DNA + ALT + HBeAg
Baraclude® (entecavir)	2005	• Histology*	• HBV DNA + ALT
Pegasys® (peginterferon alfa-2a)	2005	• HBeAg • HBV DNA • ALT	• Histology
Tyzeka® (telbivudine)	2006	• HBV DNA + HBeAg or ALT	• Histology + ALT
Viread® (tenofovir disoproxil fumurate)	2008	• HBV DNA + Histology	• ALT
Vemlidy® (tenofovir alafenamide)	2016	• HBV DNA	• ALT + HBsAg + HBeAg

* ≥ 2 point decrease in the Knodell necro-inflammatory score with no worsening of the Knodell fibrosis score

12

EIGER BIOPHARMACEUTICALS

Small molecule, oral, prenylation inhibitor Well-characterized through Phase 3 >2,000 patients dosed in oncology program by Merck (Schering) Dose limiting toxicity is GI (class effect) Over 120 HDV patients dosed across international sites HDV Orphan Designation in US & EU, Fast Track in US Patent issued allowing broad range of lonafarnib + ritonavir doses and durations Prenylation is a host target; potential barrier to resistance Well-characterized Clinical Stage Lead Compound LONAFARNIB FOR HDV

Change in Log HDV-RNA Week ALL-ORAL REGIMEN: IFN-FREE OPTION Lonafarnib 50 mg BID + Ritonavir 100 mg BID 2018 Presented LNF 50 mg BID + RTV (N=12) LOWR – 2 STUDY Yurdaydin et al, J Hepatology 2018, Abstract #PS-161

Change in Log HDV-RNA Week ALL-ORAL REGIMEN: IFN-FREE OPTION Lonafarnib 50 mg BID + Ritonavir 100 mg BID 2018 Presented LNF 50 mg BID + RTV (N=12) PEG IFN-alfa-2a 180 mcg ± TDF (N=91) HIDIT – 2 STUDY LOWR – 2 STUDY Yurdaydin et al, J Hepatology 2018, Abstract #PS-161 LOWR 2 and HIDIT-1 enrolled comparable HDV patient populations: GT 1, well-compensated cirrhotics and non-cirrhotics, chronic HDV

LNF 50 mg BID + RTV + PEG IFN-alfa-2a (N=4) Change in Log HDV-RNA Week COMBO REGIMEN: GREATEST OBSERVED DECLINE IN HDV-RNA Lonafarnib 50 mg BID + Ritonavir 100 mg BID + PEG IFN-alfa-2a LOWR – 2 STUDY PEG IFN-alfa-2a 180 mcg ± TDF (N=91) LNF 50 mg BID + RTV (N=12) HIDIT – 2 STUDY LOWR – 2 STUDY 100-fold increase in activity LOWR 2 and HIDIT-1 enrolled comparable HDV patient populations: GT 1, well-compensated cirrhotics and non-cirrhotics, chronic HDV Yurdaydin et al, J Hepatology 2018, Abstract #PS-161

LONAFARNIB PHASE 2 HDV PROGRAM All-oral: Lonafarnib boosted with Ritonavir 39% (7 of 18) patients ≥ 2 log decline or BLQ at Week 24 60% patients normalized ALT at Week 24 Combination: Lonafarnib boosted with Ritonavir + PEG IFN-alfa-2a 89% (8 of 9) patients ≥ 2 log decline or BLQ at Week 24 78% patients normalized ALT at Week 24 Predominant AEs were GI-related (mild / moderate) Dose, Combinations and Endpoints Defined Yurdaydin et al, J Hepatology 2018, Abstract #PS-161 2018 Presented Most common reported AEs: nausea, diarrhea, fatigue, weight loss, anorexia, vomiting

LNF 50 mg BID + RTV All-Oral LNF 50 mg BID + RTV + PEG IFN-alfa-2a Combination Placebo PEG IFN-alfa-2a Mono * All patients will be run-in and maintained on background HBV nucleoside therapy N = 175 : PHASE 3 STUDY INITIATING Q4 2018 Delta-Liver Improvement and Virologic Response in HDV Primary Endpoint at Week 48 ≥ 2 log decline in HDV RNA + Normalization of ALT Secondary Endpoint at Week 48 Histologic improvement > 2 point improvement in HAI inflammatory score No progression in fibrosis Improvement of fibrosis N = 125 N = 50 N = 50

PHASE 3 GLOBAL FOOTPRINT United Kingdom France Spain Taiwan Vietnam New Zealand Israel Turkey Pakistan Bulgaria Romania Moldova Italy Greece Belgium Germany Switzerland United States Canada

600,000 diagnosed HBV patients provide readily identifiable HDV market HDV patients clustered in major metro hotspots Patient and physician outreach supporting Eiger’s HDV testing initiative U.S. HDV PATIENT IDENTIFICATION PROGRAM HDV RNA quantification and HBV/HDV reflex test for commercial testing

U.S. MAJOR METRO HOTSPOTS IDENTIFIED Top 10 U.S. Cities in 2016 1. Chicago, Illinois 2. Berwyn, Illinois 3. Brooklyn, New York 4. Corona, New York 5. Waukegan, Illinois 6. New York, New York 7. Bronx, New York 8. Jamaica, New York 9. Lombard, New York 10. Aurora, Illinois Martins et al, DDW 2017 HDV Geographic Footprint is Growing

U.S. HDV PREVALENCE ~ 110,000 Increased Screening Leads to Increased HBV and HDV Diagnosis Martins et al, DDW 2017 Newly Diagnosed Chronic HBV Patients % of Chronic HBV Patients with HDV % of Chronic HBV Patients with HDV Newly Dx Chronic HBV Patients * 11.8% of HBV Patients May Be Co-infected with HDV * Newly Diagnosed HDV Patients in the U.S. Each Year Newly Dx HDV Patients

A novel first in class Type III interferon Binds to a unique receptor versus Type I interferons - Highly expressed on hepatocytes - Limited expression on hematopoietic cells and CNS cells Uses similar downstream signaling pathway as Type I interferons Greater than 3,000 patients in 17 clinical trials (HCV / HBV) Comparable antiviral activity with less of the typical IFN alfa related side effects* PEGYLATED INTERFERON LAMBDA A Better Tolerated Interferon *Chan, HLY et al, J Hepatology 2016 Alfa Receptor Expression Lambda Receptor Expression

LIMT HDV “MONO”: PHASE 2 STUDY Lambda Interferon MonoTherapy Study in HDV Arm 1 n = 17 Arm 2 n = 16 Follow-up LMD 120 mcg QW LMD 180 mcg QW Follow-up On-treatment 48 weeks 24 weeks Post-treatment Dosing Complete

HDV-RNA REDUCTION WITH LAMBDA THRU WEEK 48 Week 48 N Mean VL Decline ≥ 2 Log Decline 120 mcg* 14/17 -1.5 log 6 of 14 (42.9%) 180 mcg* 10/16 -2.4 log 6 of 10 (60.0%) Change in Log HDV-RNA Week Dose Response Demonstrated * Randomization dose

Lambda demonstrated comparable anti-HDV activity to historical PEG IFN-alfa-2a Lambda was well tolerated in the majority of patients Lambda is a promising investigational agent, alone or in combination Rx in HDV 48 Week End of Treatment Data *Hamid S et al, Hepatology 2017 LIMT HDV “MONO”: PHASE 2 STUDY

LIFT: PHASE 2 LAMBDA COMBO STUDY

Lambda InterFeron combination Therapy

	* 24 Weeks →	* 24 Weeks →
N~26	**Lambda + LNF / RTV** ***Combination***	**Follow Up**

Primary Endpoint:

- ≥ 2 Log HDV RNA reduction at EOT

Secondary Endpoint:

- Histological Improvement (biopsy confirmed)

- Open-label, Phase 2 study evaluating Lambda + LNF + RTV
- To be conducted at the NIH
- Enrollment and Dosing Ongoing

* biopsy

27

EIGER BIOPHARMACEUTICALS

COMPLEMENTARY DRUGS FOR HDV PEG IFN Lambda Lonafarnib Lonafarnib + Ritonavir All Oral Rx Lonafarnib + Ritonavir + PEG IFN Lambda Combination Rx PEG IFN Lambda Sub Q Rx Multiple Treatment Options

Q4 2018 HDV Lonafarnib HDV PEG IFN Lambda LIMT Study Lambda Mono EOT Data LIFT Study Lambda Combo Enrolling Phase 3 Initiating Achieved HDV PROGRAM: DEVELOPING MULTIPLE TREATMENT OPTIONS

EIGER HDV PROGRAM UPDATES AT AASLD 2018 Liver Institute and Foundation for Education and Research: The Search for HBV/HDV Cure, L.I.F.E.R. Meeting, November 9 Eiger Phase 3 D-LIVR Study Investigator Reception, November 9 Hepatitis Delta International Network (HDIN) Meeting, November 10

Delta-Liver Improvement and Virologic Response in HDV is the first-ever, Phase 3 study in Hepatitis Delta Virus (HDV) Infection. will evaluate an “All-Oral” regimen of investigational drug LONAFARNIB boosted with RITONAVIR and a “Combination” regimen with PEGYLATED INTERFERON-ALFA in HDV-infected patients. is a global study, currently activating clinical sites across 19 countries around the world. www.eigerbio.com Chronic Hepatitis Delta Virus Infection leads to the most severe form of human viral hepatitis and a growing unmet medical need in the United States and Western Europe. Eiger BioPharmaceuticals is committed to developing treatments for HDV patients worldwide.

HUTCHINSON-GILFORD PROGERIA SYNDROME (PROGERIA)

OVERVIEW

- Ultra-rare, fatal, premature aging pediatric disease
- Point mutation in the Lamin A gene
  - Results in a farnesylated aberrant protein, Progerin
  - Disruption of scaffold structure of the nuclear membrane
- Accelerated atherosclerosis with cardiovascular decline
- Average lifespan = 14.5 years
- Prevalence of 1 in 20 million (~400 worldwide)
  - 1 child born each year in the US
- No FDA approved Rx
- >80 Children treated with lonafarnib



32 The Progeria Research Foundation

EIGER BIOPHARMACEUTICALS

Berns Family Founders of the Progeria Research Foundation (PRF)

ACCUMULATION OF PROGERIN Disrupts Cell Scaffold, Leads to Disfigurement of Nucleus Normal Lamin A Generation Lonafarnib blocks production of Progerin LONAFARNIB no cleavage site 50 amino acids deleted Progerin Generation

W/W PREVALENCE ~ 400 CHILDREN WITH PROGERIA

147 Identified Across 47 Countries Worldwide with Progeria and Progeroid Laminopathies

147 Patients Identified Worldwide

- Progeria* W/W = 114
- Progeroid Laminopathies** W/W = 33

43 Patients Identified in US/EU

- Progeria* US/EU = 32
- Progeroid Laminopathies** US/EU = 11



* Progeria (HGPS) patients have a progerin-producing mutation in the LMNA gene
** Progeroid Laminopathies have a mutation in the lamin pathway but do not produce progerin

35

SURVIVAL OF UNTREATED PROGERIA CHILDREN Average Lifespan = 14.5 Years Survival Probability 0.8 0.2 1.0 0.0 0.6 0.4 0.0 5 15 25 10 20 Age (years) Number at risk (deaths) 236 (6) 179 (21) 116 (47) 47 (30) 12 (9) 2 (2) 14.5 Years Gordon, L et al, JAMA, 2018, 319(16): 1687

LONAFARNIB IMPROVES SURVIVAL IN PROGERIA 77% Reduction in Risk of Mortality Compared to No Treatment Normal Cell Progeria Cell Progeria Cell After Treatment with Lonafarnib Average follow-up period of 2.2 years Survival Probability 0.8 0.2 1.0 0.0 0.6 0.4 0.0 0.5 1.5 2.5 1.0 2.0 Time Since Start of Follow-up (years) Hazard Ratio = 0.23, p = 0.04 Treated (N=63) Untreated (N=63) Gordon, L et al, JAMA, 2018, 319(16): 1687

2019 Launch Expanded Access Program File NDA in the U.S. and MAA in Europe LATE 2018 EIGER’S COMMITMENT IS TO PROVIDE ACCESS TO LONAFARNIB TO EVERY CHILD IN THE WORLD WITH PROGERIA NEXT STEPS FOR PROGERIA

Q4 2018 HDV Lonafarnib HDV PEG IFN Lambda Progeria Lonafarnib Planned Expanded Access Program IND NDA Preparation LIMT Study Lambda Mono EOT Data LIFT Study Lambda Combo Enrolling Phase 3 Initiating Achieved Rare Pediatric Disease Designation PROGERIA PROGRAM: PREPARING NDA NDA Filing Planned in 2019

PROGERIA AND HDV Distinct Diseases, Distinct Treatment Regimens, Distinct Commercial Strategies Lonafarnib Boosted with Ritonavir ± Pegylated Interferon-Alfa Lonafarnib Monotherapy (weight-based) HDV PROGERIA

POST-BARIATRIC HYPOGLYCEMIA (PBH)





OVERVIEW

- Bariatric Surgery Increasing due to Morbid Obesity
  - ~200K US / ~100K EU in 2015*
  - Significant Impact: Weight Loss, Glycemic Control
  - Roux-en-Y Gastric Bypass ~35% of all procedures
- Postprandial Hypoglycemia: Serious Complication
  - Dangerously low blood sugar after meals
  - Impacts 5-10% of Roux-en-Y patients
- PBH estimated prevalence ~70K in US / EU
- No approved therapy

* American Society for Metabolic and Bariatric Surgery 2015

41

EIGER BIOPHARMACEUTICALS

ALTERED NUTRIENT TRANSIT POST ROUX-EN-Y GASTRIC BYPASS HYPER-SECRETION OF GLP-1 INSULIN SECRETION HYPER-SECRETION OF INSULIN NORMALIZED INSULIN SECRETION SYMPTOMATIC HYPOGLYCEMIA Craig et al. Diabetes, Obesity and Metabolism 2017 TARGETED BLOCKADE OF GLP-1 Normalizes Insulin Secretion

Avexitide GLP-1 Antagonist * www.clinicaltrials.gov Phase 2 Activity and Safety Demonstrated in 54 PBH Patients Four clinical studies completed (POC, SAD, MAD, 28-day) Previous experience as investigational agent - >300 patients reported dosed worldwide* Proprietary Liquid Formulation Developed Orphan Designation Granted in US and EU 31 Amino Acid Fragment of Byetta (exenatide), a GLP-1 Agonist AVEXITIDE: A GLP-1 ANTAGONIST

PHASE 2 CLINICAL PROOF OF CONCEPT DEMONSTRATED 54 Patients Dosed in 4 Completed Clinical Studies with Avexitide Study # Patients Duration of Dosing Status IV Infusion 8 Single dose Published Diabetologia Sub Q Injection SAD 8 Single dose Presented at 2016 ADA Published Diabetes, Obesity and Metabolism Sub Q Injection MAD 20 Up to 3 days BID dosing Presented at 2017 ADA Sub Q Injection; Durability of Effect 18 28 days QD / BID dosing Topline data press released October 16, 2018

2016 AVEXITIDE REDUCES PBH Single Ascending Dose Study Results * P<0.05, ** P<0.01 Craig C et al, Diabetes, Obesity and Metabolism 2017. Time (Minutes) All subjects required rescue Rapid decline Increase in glucose nadir Improvement in patient reported outcomes No patient became hypoglycemic ** Rate of glucose decline reduced * Glucose (mg/dL) Hypoglycemia

PREVENT 28-DAY PHASE 2 OUTPATIENT STUDY

Goal: Demonstrate Durability of Effect, Define Dose, Safety, Tolerability



14 Days
14 Days
14 Days
MMTT
MMTT
MMTT
N = 9
Placebo
Avexitide 30 mg BID
Avexitide 60 mg QD
N = 9
Placebo
Avexitide 60 mg QD
Avexitide 30 mg BID
Symptom Measurements
Symptom Measurements
Symptom Measurements

Primary Endpoint: Magnitude of postprandial hypoglycemia defined as the plasma glucose nadir occurring within 3 hours of mixed meal tolerance test (MMTT)

Secondary Endpoints: Postprandial neuroglycopenic signs & symptoms; peak postprandial insulin response; require glucose rescue during MMTT

46

Liquid formulation of Avexitide (subcutaneous injection)

EIGER BIOPHARMACEUTICALS

IMPROVED POSTPRANDIAL GLUCOSE NADIR Primary Endpoint Achieved Placebo 30 mg BID 60 mg QD P=0.0011 P=0.0002 47.1 57.1 59.2 Glucose (mg/dL) 28-day Study

Placebo 30 mg BID 60 mg QD 454.5 349.5 357.2 REDUCED POSTPRANDIAL INSULIN PEAK Secondary Endpoint Achieved P=0.0288 P=0.0417 Insulin (mIU/mL) 454.5 349.5 357.2 28-day Study

FEWER EPISODES OF HYPOGLYCEMIA WITH AVEXITIDE Exploratory Secondary Endpoints Achieved with CGM Metabolic and clinical improvements corroborated by continuous glucose monitoring (CGM) Fewer episodes of hypoglycemia (< 70 mg/dL) Fewer episodes of severe hypoglycemia (< 55 mg/dL) Fewer neuroglycopenic symptoms confirmed by CGM 28-day Study

PHASE 2 STUDY Improved postprandial glucose nadir Reduced postprandial insulin peak Fewer episodes of hypoglycemia; less rescue required Statistical significance achieved with QD and BID dosing Well tolerated No approved therapy Clinically Meaningful Improvements Throughout 28-days of Avexitide Treatment Next Steps: Regulatory guidance in 2019

Q4 2018 HDV Lonafarnib HDV PEG IFN Lambda Progeria Lonafarnib PBH Avexitide Phase 2 Data Expanded Access Program IND NDA Preparation LIMT Study Lambda Mono EOT Data LIFT Study Lambda Combo Enrolling Phase 3 Initiating Achieved Rare Pediatric Disease Designation PBH PROGRAM: REGULATORY GUIDANCE IN 2019

4Q 2018 MILESTONES Q4 2018 HDV Lonafarnib HDV PEG IFN Lambda Progeria Lonafarnib PBH Avexitide Planned Analyst Day December 11th Phase 2 Data Expanded Access Program IND NDA Preparation LIMT Study Lambda Mono EOT Data LIFT Study Lambda Combo Enrolling Phase 3 Initiating Achieved Rare Pediatric Disease Designation

$73.5 million cash as of June 30, 2018 14.2 million shares outstanding as of June 30, 2018 FINANCIAL SUMMARY

EXPERIENCED MANAGEMENT DAVID CORY, RPH, MBA President Chief Executive Officer DAVID APELIAN, MD, PHD, MBA Chief Operating Officer Executive Medical Officer JIM WELCH, MBA Chief Financial Officer LISA PORTER, MD Chief Medical Officer Metabolic Diseases JIM SHAFFER, MBA Chief Business Officer INGRID CHOONG, PHD Vice President Investor Relations and Corporate Development JOHN FERRARO, MBA Vice President Clinical Operations

SEASONED BOARD THOMAS DIETZ, PHD Chairman DAVID CORY, RPH, MBA President and CEO DAVID APELIAN, MD, PHD, MBA COO and EMO EVAN LOH, MD Independent Director JEFFREY GLENN, MD, PHD Independent Director ELDON MAYER, MBA Independent Director

COMMITTED TO RARE DISEASES